                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported):     March 30, 2001
                                                            --------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

Pennsylvania                       0-26185                23-2663337
------------------                 --------               ----------
                               (Commission File         (I.R.S. Employer
(State or Other                    Number)            Identification No.)
Jurisdiction of
Incorporation)

           2520 Renaissance Boulevard
         King of Prussia, Pennsylvania                19406
----------------------------------------          -------------
(Address of Principal Executive Offices)           (Zip Code)



    Registrant's telephone number, including area code:    (610) 278-7800
                                                            -------------


                             Not Applicable
------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On March 29, 2001, Zany Brainy, Inc. (the "Company") and its representatives and advisers met with the informal committee of unsecured creditors of the Company (the "Committee"). As a result of that meeting, the existing standstill arrangement between the Company and the Committee was extended through and including April 16, 2001.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ZANY BRAINY, INC.


Date:    March 30, 2001                By   /s/    Thomas G. Vellios
      --------------------                --------------------------
                                          Thomas G. Vellios
                                          Acting Chief Executive Officer


                                       3